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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2000

                           UNITED PARCEL SERVICE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  DELAWARE                                    001-15451                                   58-2480149
(State or other jurisdiction of incorporation)           (Commission File Number)           (IRS Employer Identification Number)


                            55 GLENLAKE PARKWAY, N.E.
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (404) 828-6000


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         United Parcel Service, Inc., a Delaware corporation, has decided to make publicly available prior to its filing of its Annual Report on Form 10-K its Consolidated Balance Sheets as of December 31, 1999 and 1998. A copy of these Consolidated Balance Sheets is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit No.

                  99.1 Consolidated Balance Sheets of United Parcel Service, Inc. as of December 31, 1999 and 1998


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 23, 2000


                                         UNITED PARCEL SERVICE, INC.


                                         By: /s/ Robert J. Clanin
                                             -----------------------------------
                                             Robert J. Clanin
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit

99.1 Consolidated Balance Sheets of United Parcel Service, Inc. as of December 31, 1999 and 1998


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